Goodwill	12 Months Ended
Dec. 31, 2022
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL

9. GOODWILL

	Stack Group	Bridge Group
	RMB	RMB
Balance as of January 1, 2021 and 2022	472,883	—
Goodwill acquired (Note 17)	—	33,879
Foreign currency translation adjustment	—	1,557
Balance as of December 31, 2022	472,883	35,436
Balance as of December 31, 2022 (US$)	68,561	5,138

For the years ended December 31, 2020, 2021 and 2022, the Group performed a qualitative assessment and quantitative test based on the requirements of ASC 350-20. The Group evaluated all relevant factors including, but not limited to, macroeconomic conditions, industry and market conditions and financial performance. The Group weighed all factors in their entirety and concluded that it was not more-likely-than-not the fair value was less than the carrying amount of the reporting unit, and further impairment testing on goodwill was unnecessary.